UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2018

Energy Alliance Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-228060	47-1189651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13400 Riverside Drive, Suite 205 Sherman Oaks, California	91523
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 818- 377-9012

Fortuneswell Corporation

11 Vista Hermosa Drive
Simi Valley, California 93065

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Energy Alliance Technology Corporation. (the "Company")

Item 1.01	Entry into a Material Definitive Agreement.

An Asset Transfer and Dividend Distribution Agreement was made as of December 31, 2018, by and between Energy Alliance Technology Company, a Utah corporation (“EATC UT”), and Energy Alliance Technology Corporation, a Nevada corporation and, prior to the Distribution, a subsidiary of EATC UT (“EATC NV”) The board of directors of EATC UT (the “EATC UT Board”) has determined that it is in the best interests of EATC UT and its stockholders to separate the EATC NV Business from the rest of EATC UT. The EATC UT Board has determined that it is appropriate and desirable for EATC UT to enter into a series of transactions in the manner provided in this Agreement whereby EATC NV will own all of the Assets of EATC UT and assume (or retain) all of the related Liabilities of EATC UT, in each case as more fully described in the Agreement. EATC UT currently intends that, on the Distribution Date, EATC UT shall distribute a stock dividend to holders of shares of EATC UT Common Stock, all of its outstanding shares of EATC NV Common Stock, as more fully described in this Agreement (the “Distribution”).

The foregoing description of the terms and conditions of the Asset Transfer and Dividend Distribution Agreement is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

On December 31, 2018, the Company issued a total of 37,146,298 unregistered common shares to 53 individuals or entities under an exemption promulgated under Sections 3(a) or 4(b) of The Securities Act of 1933.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit Number	Description	Filed
10.1	Asset Transfer and Dividend Distribution Agreement dated December 31, 2018 by and between Energy Alliance Technology Company (“EATC Utah”) and Energy Alliance Technology Corporation (“EATC Nevada”).	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2019	ENERGY ALLIANCE TECHNOLOGY CORPORATION

	By:	/s/ Andrew Soulakis
	Name:	Andrew Soulakis
	Title:	Chief Executive Officer